©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Alliance Data Strategic Outlook NYSE: ADS Q2 2010 Exhibit 99.1

LoyaltyOne | epsilon | AllianceData Private Label

AllianceData

NYSE: ADS  |  Q2 2010 2
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
A Unique Business Model
Alliance Data is the largest and most comprehensive provider of transaction-based marketing and loyalty solutions.
Three Platforms: One Model

Alliance Data: ~$300 Billion Market in Play
• Marketing spend is shifting from traditional mass marketing to data-enabled, multi-channel direct marketing
• The digital channel spend directed toward transaction-based, ROI solutions:
• Strong double-digit growth market
• Still less than 10% of $300+ billion prize
Traditional
Mass
Marketing
Direct and
Digital
Marketing
47%
36%
DMA 2010 Statistical Fact Book; and
Forrester US Interactive Marketing Forecast 2009
$190 Billion
$128 Billion
Alliance Data’s
Addressable
Market
In 2009 $26B
spent in digital,
and expected to
grow to $40B in
2012
NYSE: ADS  |  Q2 2010 3
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Sources: ZenithOptimedia for Core Advertising March 2010;

Mass Market
60% of consumer opportunity

AllianceData.

Driving the Shift:  The Rise of the Niche Market
• Highly segmented customer groups are
more difficult to reach
• ROI-based, data-enabled marketing
programs allow for micro-segmentation to
reach these customers
Source: The Long Tail: Why the Future of Business is Selling Less of More;
Chris Anderson, 2006
Branding
Advertising
Email
Online Ad
Web site
Social Media
-52%
-64%
38%
40%
44%
47%
• In face of budget cuts, CMO’s shift spending to
measureable data-enabled channels
• Traditional media are losing share and hardest
hit given sheer size of these channels
• Marketing dollars are moving to interactive
channels as consumers continue their
migration on line
Alliance Data’s
know-how is reaching
micro-customer segments
40% of consumer opportunity
Source:  Forrester Research 2009, “Marketing Budgets Suffer Significant Cuts.”
NYSE: ADS  |  Q2 2010 4
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

POS
Call Center
Direct Mail
On-line
Permission-based Email
Social Media
Mobile

AllianceData.

NYSE: ADS  |  Q2 2010 5
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
The Alliance Data End-to-End Solution
Three Platforms, One Model
Strategy/
Creative
Analytics
Distribution
Data/
Database
LoyaltyOne | Epsilon | Private Label

NYSE: ADS  |  Q2 2010 6
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Guidance
($MM, except per share data)
Pro forma
2009
Guidance
2010
%
Change
Revenues $2,513 $2,762 10%
Adjusted EBITDA $734 $792 8%
Core EPS
Excluding non-recurring
$5.16
$4.64
$6.00
$6.00
16%
30%
Affirming 2010 Guidance of $6.00

NYSE: ADS  |  Q2 2010 7
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as
"anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding
Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K

NYSE: ADS  |  Q2 2010 8
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.